                                                                    EXHIBIT 10.7

                             AMENDED AND RESTATED
                     REGISTRATION RIGHTS, RESTRICTED STOCK
                          AND STOCK OPTION AGREEMENT


     Agreement, dated as of October 11, 1988, by and among Adra Systems, Inc., a Delaware corporation (the "Company"), and those parties listed as Stockholders on the signature pages hereto (the "Stockholders").

     WHEREAS, the Company and certain of the Stockholders desire to amend and restate a certain Registration Rights, Restricted Stock and Stock Option Agreement, dated as of August 26, 1988, by and among the Company and certain of the Stockholders (the "Original Agreement") to take into account the issuance and sale of additional shares of Class D Preferred Stock and the issuance and sale of Class E Preferred Stock, in some cases to Stockholders which were not party to the Original Agreement;

     NOW, THEREFORE, the parties hereby amend and restate the Original Agreement to read in its entirety as provided herein.

                            ARTICLE I. DEFINITIONS

     1.1  "Applicable Securities Laws" has the meaning set out in Section 3.8.

     1.2 "Class A Common Stock" means the Class A Common Stock, $.01 par value, of the Company.

     1.3 "Class A Preferred Stock" means the Class A Convertible Preferred Stock, $1.00 par value, of the Company issued pursuant to the Class A Purchase Agreement or the Mason Preferred Stock Purchase Agreement dated as of August 24, 1983 among the Company and William T. Mason, as amended.

     1.4 "Class A Purchase Agreement" means the Preferred Stock Purchase Agreement, dated August 24, 1983, among the Company and various investors, as amended.

     1.5 "Class B Preferred Stock" means the Class B Convertible Preferred Stock, $1.00 par value, of the Company issued pursuant to the Class B Purchase Agreement.

     1.6 "Class B Common Stock" means the Class B Common Stock, $.01 par value, of the Company.

     1.7 "Class B Purchase Agreement" means the Class B Preferred Stock Purchase Agreement, dated December 20, 1984, among the Company and various investors, as amended.

     1.8 "Class C Preferred Stock" means the Class C Convertible Preferred Stock, $1.00 par value, of the Company issued pursuant to either of the Class C Purchase Agreements.

     1.9 "Class C Purchase Agreements" means the Class C Preferred Stock Purchase Agreement, dated December 18, 1985, among the Company and various investors, as amended (the "earlier Class C Purchase Agreement"), and the Class C Preferred Stock Purchase Agreement, dated January 20, 1987, among the Company and various investors, as amended (the "later Class C Purchase Agreement").

     1.10 "Class D Preferred Stock" means the Class D Convertible Preferred Stock, $1.00 par value, of the Company issued (a) upon conversion of those Convertible Subordinated Demand Promissory Notes issued by the Company and dated October 16, 1987 or (b) to former shareholders of Elcam in connection with the merger contemplated by the Reorganization Agreement or (c) pursuant to the Class D and Class E Purchase Agreement.

     1.11 "Class D and Class E Purchase Agreement" means the Class D Preferred Stock and Class E Preferred Stock Purchase Agreement, dated as of October 11, 1988, among the Company and various investors, as amended.

     1.12 "Class E Preferred Stock" means the Class E Convertible Preferred Stock, $1.00 par value, of the Company issued pursuant to the Class D and Class E Purchase Agreement.

     1.13  "Commission" means the United States Securities and Exchange
Commission.

     1.14 "Common Stock" means the Class A Common Stock and the Class B Common Stock.

     1.15  "Elcam" means Elcam, Inc., a Delaware corporation.

     1.16  "Excluded Registrations" shall have the meaning set out in Section
3.4.

     1.17 "Merger Common Stock" means Common Stock initially issued to former stockholders of Elcam in connection with the merger contemplated by the Reorganization Agreement.

     1.18 "Merger Stockholder" means the Stockholders listed as Merger Stockholders on the signature pages hereto.

     1.19 "1984 Options" means options issued pursuant to Article IX of the Class B Purchase Agreement.

     1.20 "1985 Options" means options issued pursuant to Article IX of the earlier Class C Purchase Agreement.

     1.21 "1987 Options" means options issued pursuant to Article IX of the later Class C Purchase Agreement.

     1.22 "1988 E Options" means options issued pursuant to Article VIII of the Class D and Class E Purchase Agreement.

     1.23 "1988 Options" means options issued pursuant to Article IV of this Agreement.

     1.24  "1933 Act" means the Securities Act of 1933.

     1.25  "1934 Act" means the Securities Exchange Act of 1934, as amended.

     1.26 "Reorganization Agreement" means the Agreement and Plan of Reorganization entered into between the Company, Adra Merger Corp., Elcam and certain shareholders of Elcam.

     1.27 "Stock" means the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock, any Common Stock issued on conversion of any of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock or the Class E Preferred Stock, any Common Stock issued upon exercise of any of the 1984 Options, the 1985 Options, the 1987 Options, the 1988 Options or the 1988 E Options, any Common Stock issued upon exercise of any Warrant issued pursuant to a certain Note and Warrant Purchase Agreement among the Company and certain investors dated as of October 16, 1987, any shares of Merger Common Stock, and any equity security of the Company issued as a dividend or distribution thereon or in exchange therefor or upon conversion thereof (whether such stock is held by a Stockholder or its assignees, other than persons acquiring shares of stock in a underwritten public offering), but not to other stock of the same class or of any other class which is now or hereafter may be outstanding.

     1.28  "Stockholder" shall have the meaning set out in the preamble hereto.

                   ARTICLE II. INVESTMENT REPRESENTATIONS OF
                             CERTAIN STOCKHOLDERS

     The following representations, warranties and statements are each made as of August 26, 1988.

     2.1  Compliance with Securities Laws.  Each of the Merger Stockholders,
          -------------------------------
severally and not jointly, represents and warrants to the Company that such
Stockholder: (a) is acquiring shares of Stock to be issued to such Stockholder solely in exchange for the shares of capital stock of Elcam owned by such Stockholder and solely in connection with the transactions contemplated by the Reorganization Agreement; (b) has paid no brokerage or similar commission in connection with the acquisition of such shares of Stock; (c) is acquiring such shares of Stock solely for his or its account; (d) is a sophisticated investor, with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of acquiring shares of Stock; (e) has no need for liquidity in connection with its acquisition of shares of Stock; and
(f) is able to bear the economic risk of loss of its investment in the Stock. Each such Stockholder understands and agrees that his or its shares of Stock or any interest therein have not been registered under the 1933 Act and may not be sold, assigned or otherwise transferred in the absence of an effective registration statement under the 1933 Act covering the transfer unless the sale or transfer is (i) made pursuant to Section 3.2 or (ii) made in compliance with Rule 144 under the 1933 Act.

     Each Merger Stockholder has provided such information as may reasonably have been requested by the Company in order for the Company or its counsel to evaluate the availability of an exemption under the 1933 Act for the issuance of Class D Preferred Stock and the Merger Common Stock to such Stockholder.

     2.2  Company Documents.  Each Merger Stockholder hereby acknowledges
          -----------------
receipt of the Reorganization Agreement, together with all schedules and exhibits thereto and all financial statements referred to therein, which documents each such Stockholder warrants have been reviewed such Stockholder.

     Each such Stockholder acknowledges and warrants that, prior to the execution of the Original Agreement, such Stockholder has had the opportunity to ask questions and receive answers from the Company concerning the terms and conditions of the transactions contemplated by the Reorganization Agreement and the issuance of the shares of Stock in connection therewith, and concerning the Company, its business and any of the documents identified above, and to obtain such additional further information from the Company as such Stockholder has deemed necessary to verify the accuracy of the information contained in the documents identified above or any other information furnished to such Stockholder.

     2.3  1933 Act Matters.  Each Merger Stockholder acknowledges and agrees
          ----------------
that the shares of Stock to be issued to such Stockholder have not been (and at the time of acquisition by such Stockholder, will not be) registered under the 1933 Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. Each such Stockholder recognizes and acknowledges that such claims of exemption are based, in part, upon the representations of each such Stockholder contained in this Agreement. Each such Stockholder further recognizes and acknowledges that, because the shares of Stock are unregistered under federal and state laws, they are not presently eligible for resale, and that they must be held indefinitely unless resold pursuant to an effective registration statement under the 1933 Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Each such Stockholder recognizes and acknowledges that Rule 144 promulgated under the 1933 Act (which facilitates routine sales of securities in limited amounts in accordance with the terms and conditions of that Rule, including a holding period requirement) may not now be available to such Stockholder for resale of the shares of Stock, and each such Stockholder recognizes and acknowledges that, in the absence of the availability of Rule 144, a sale pursuant to a claim of exemption from registration under the 1933 Act would require compliance with some other exemption under the 1933 Act, none of which may be available for resale of the shares of Stock by such Stockholder. Each such Stockholder recognizes and acknowledges that, except as set forth in the Agreement, the Company is under no obligation to register the shares of Stock acquired by such Stockholder, either pursuant to the 1933 Act or the securities laws of any state.

             ARTICLE III.  TRANSFER RESTRICTIONS AND REGISTRATIONS

     3.1  Legend.  Unless and until otherwise permitted as hereinafter provided,
          ------
each certificate for Stock and each certificate issued to any subsequent transferee of any such certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT
  OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

     When (a) any Stock shall have been effectively registered and disposed of in accordance with registrations under the 1933 Act and any applicable state securities laws, or (b) both counsel referred to in Section 3.2 shall have determined that such legends are no longer required in order to ensure compliance with applicable federal or state laws, the holders of Stock bearing such restrictive legend shall be entitled to receive from the Company, without expense, a new certificate for such Stock not bearing such restrictive legend.

     3.2  Transfer of Stock Where Registration Not Required.  Before
          -------------------------------------------------
transferring any Stock other than pursuant to Rule 144 under the 1933 Act and other than Stock which has been registered under the 1933 Act, each holder of Stock shall give written notice to the Company of its intention to do so, describing briefly the manner of the disposition to be made thereof. Promptly upon receiving such written notice, the Company shall present copies thereof to its counsel. If the Company so requires, such holder shall furnish the Company with an opinion of counsel acceptable to the Company (it being agreed that Foley, Hoag & Eliot, Debevoise & Plimpton, Ropes & Gray or Proskauer, Rose, Goetz & Mendelsohn is acceptable), with respect to the proposed disposition. If in the opinion of counsel for the Company, which opinion shall be rendered as promptly as practicable and in any event not later than 15 days after the later of receipt by the Company of (a) such written notice or (b) such opinion of holder's counsel, the proposed disposition of Stock may be effected without registration or qualification thereof under any federal or state law, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to dispose of the Stock in accordance with the terms of the notice delivered by it to the Company. Anything herein to the contrary notwithstanding, provided that the transferee agrees to be bound by the terms of this Agreement, any holder of Stock may transfer any Stock without such notice to a partner, retired partner, a stockholder, a subsidiary or a successor of such holder (or the estate of such partner, retired partner or stockholder) or the ultimate parent corporation of such holder or any wholly-owned direct or indirect subsidiary of such ultimate parent corporation, provided such holder first obtains from counsel satisfactory to the Company (it being agreed that Foley, Hoag & Eliot, Debevoise & Plimpton, Ropes & Gray or Proskauer, Rose, Goetz & Mendelsohn is satisfactory) a written opinion that the proposed transfer of the Stock may be effected without the registration or qualification thereof under any federal or state law or that any required registration or qualification has been effected.

     3.3  Required Registration.  Any holder of Stock, provided such holder,
          ---------------------
together with any other holder exercising rights pursuant to this Section 3.3, holds at least 35% of the then outstanding shares of Stock (excluding, however, for purposes of calculation of such percentage, any shares of Common Stock issued upon the exercise of any 1984 Option, any 1985 Option, any 1987 Option, any 1988 Option or any 1988 E Option), shall have the right to require the Company to effect any necessary registration or qualification in connection with any proposed transfer or disposition of Stock, but, if the Company is otherwise in registration on Form S-1, or S-2 at the time of demand, or if it has just completed a registration at the time of demand, then not prior to ninety days after the effective date of any such registration. If requested by such holder to register or qualify any Stock, the Company shall promptly give written notice of such request to all registered holders of Stock. Any holder of Stock desiring to have any of its Stock included in such registration or qualification shall, within 20 days after its receipt of such notice from the Company, notify the Company of the number of shares of Stock which it desires to have so included and the manner in which it proposes to dispose of such Stock. The Company shall, as expeditiously as possible, endeavor in good faith to effect any registration or qualification, to give any notification, to obtain any governmental approval and to effect listing with any securities exchange on which the Stock of the Company is then listed, which may be required to permit each holder of Stock who has given the Company a timely request or notice pursuant to this Section 3.3 to dispose of the Stock referred to in such request or notice in the manner specified therein. The Company's obligations pursuant to this Section 3.3 to effect registrations under the 1933 Act shall be limited to two such registrations.

     3.4  Piggy-Back Registration Rights.  If the Company at any time, during
          ------------------------------
the period commencing with and including the effective date of the Company's first offering of Common Stock or securities convertible into Common Stock pursuant to a registration statement under the 1933 Act, and ending ten years after such effective date, proposes to register, under the 1933 Act, or qualify any of its Common Stock or securities convertible into Common Stock, other than registrations solely for the purpose of any plan for the acquisition of such shares by employees of the Company or registrations relating to a merger, acquisition or other transaction of the type described in Rule 145 or any comparable rule, on Form S-4 or any similar form (collectively "Excluded Registrations"), it will each such time give written notice to all registered holders of Stock of its intention to do so. Any holder of Stock desiring to have any of its Stock included in such registration or qualification shall, within 20 days after its receipt of such notice from the Company, notify the Company of the number of shares of Stock which it desires to have so included and the manner in which it proposes to dispose of such Stock. The Company will, at its sole expense, use its best efforts to cause all such Stock, the holders of which shall have requested the registration or qualification thereof, to be registered or qualified to the extent requisite to permit the sale or other disposition thereof in the manner described by such holder; provided, however, that if in connection with any offering by the Company of Common Stock or securities convertible into Common Stock pursuant to a registration under the 1933 Act (which is not an Excluded Registration), the managing underwriter shall limit or eliminate the number of previously issued shares of the Company's securities which may be included in any such registration statement because, in its judgment, such action is necessary to effect an orderly public distribution, and (except as set out in the next proviso) such limitation is imposed with respect to the Stock held by each holder requesting inclusion pursuant to this Section 3.4 pro rata based upon the respective amounts of Stock held by each such holder, and no outstanding securities are included other than pursuant to such a right, then the Company shall be obligated to include in such registration statement only such limited portion of the Stock which it has been requested hereunder to include; provided further that, notwithstanding the above, with respect to any such offering by the Company on or before the third anniversary of the date hereof, New Shares (as defined below) shall not be excluded from any such offering to the extent the number of New Shares which the holders thereof have requested to have registered do not exceed 50% of the number of previously issued shares of the Company's securities which may be so included in any such registration (such number of the New Shares to be allocated among the holders of New Shares pro rata based upon the number of New Shares held by each holder) and the remaining shares to be so registered shall be allocated among the holders of Stock requesting inclusion pursuant to this Section 3.4 pro rata based upon the respective amounts of Stock (excluding New Shares to be registered pursuant to the previous clause) held by each such holder. "New Shares" means Class D Preferred Stock and Class E Preferred Stock issued pursuant to the Class D and Class E Purchase Agreement, and any Common Stock issued on conversion thereof or upon conversion of any Common Stock issued upon conversion of such Class D Preferred Stock or Class E Preferred Stock or as a dividend or distribution thereon.

     In the event that the Company in any registration under this Section 3.4 offers the holders of Stock the opportunity to sell such of the shares of Stock which such holders propose to register to underwriters on a "firm commitment" basis (as opposed to a "best efforts" basis), the holders shall, as a condition to their participating in such registration, accept such offer to sell such of the shares of Stock to such underwriters if the manager of the underwriters so requires and shall enter into an agreement with such underwriter containing conventional representations, warranties and indemnity provisions (provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Stockholders greater than the obligations of the Stockholders pursuant to Section 3.8), or, in the alternative, agree not to sell such of the shares of Stock pursuant to such registration within such reasonable period (not exceeding 120 days) as may be specified by the manager of the underwriters to enable the underwriters to complete their distributions and establish a satisfactory trading market for the Company's Class A Common Stock. The holders of Stock shall comply with such other reasonable requirements as may be imposed by the manager of the underwriters to effect an orderly distribution of shares.

     Should any holder of Stock decide not to have any shares of such Stock of the Company then held by it included in such registration under this Section 3.4 or if some or all of its shares of Stock are excluded from registration as provided herein, such holder agrees, upon the request of the manager of the underwriters, not to sell any of such Stock within such reasonable period (not exceeding 120 days) as may be specified by the manager of the underwriters to enable the underwriters to complete their distributions and establish a satisfactory trading market for the Company's Class A Common Stock.

     3.5  Registration on Form S-3.  Following the first offering of Class A
          ------------------------
Common Stock by the Company pursuant to a registration under the 1933 Act, the Company shall use its best efforts to meet, as soon as possible, the eligibility requirements for a secondary distribution of its Class A Common Stock under the 1933 Act on Form S-3 (or any similar form promulgated by the Commission). To that end, the Company shall register (whether or not required by law to do so) its Class A Common Stock under the 1934 Act no later than 30 days prior to the end of the Company's fiscal year following the effective date of the first registration of any securities of the Company under the 1933 Act. If the effective date of the public offering is less than 30 days prior to the end of the Company's fiscal year, the registration under the 1934 Act shall occur prior to the end of such fiscal year. After the Company is eligible for the registration of its Class A Common Stock under the 1933 Act on Form S-3 (or similar form), the Company will, upon written request of any holder or holders of shares of Stock having an aggregate market value of not less than $1,000,000 and constituting greater than 4% of the outstanding shares of Stock (excluding, however, for purposes of calculation of such percentage, any shares of Common Stock issued upon the exercise of any 1984 Options, 1985 Options, 1987 Options, 1988 Options or 1988 E Options) of the Company to register or qualify such Stock pursuant to this
Section 3.5, promptly give written notice of such request to all registered holders of Stock, any holder of Stock desiring to have any of its Stock included in such registration or qualification shall, within 20 days after its receipt of such notice from the Company, notify the Company of the number of shares of Stock which it desires to have so included and the manner in which it proposes to dispose of such Stock. The Company shall, as expeditiously as possible, endeavor in good faith to effect a registration under the 1933 Act on Form S-3 (or similar form) of all Stock referred to in a request or notice timely given to the Company pursuant to this Section 3.5, and to effect any registration or qualification of such Stock under any state law, and any listing of such Stock with any securities exchange on which the Class A Common Stock of the Company is then listed, which may be required to permit the sale or disposition of such Stock in the manner specified in such request or notices. The Company shall not be required to cause a registration statement to become effective pursuant to this Section 3.5 prior to 90 days following the effective date of the most recent registration by the Company under the 1933 Act, or more than twice during any year.

     3.6  Payment of Expenses.  The Company shall bear the expense (excluding
          -------------------
underwriting commissions, dealers' fees, brokers' fees and concessions applicable to Stock) of two registrations pursuant to Section 3.3, and all registrations pursuant to Sections 3.4 and 3.5, including all reasonable expenses of the holders of Stock and fees and disbursements of their counsel, provided that the Company shall be obligated hereunder to pay fees and disbursements of counsel only to a single law firm representing the holders of Stock. The Company shall not be required to undertake any registration in addition to those for which it is to bear the expenses unless and until the Company shall have received assurances satisfactory to it that the holders of Stock to be registered will bear all expenses thereof (including fees and disbursements of counsel).

     3.7  Registrations to be Maintained; Only Class A Common Stock to be
          ---------------------------------------------------------------
Registered.  The Company shall keep effective and maintain any registration,
----------
qualification, notification or approval specified in Sections 3.3 or 3.4 for such period not exceeding 120 days, and in Section 3.5 for such period not exceeding 180 days, as may be necessary for the holders of Stock to dispose thereof, and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law. The

Company shall not be required pursuant to any provision of this Article III to register or qualify any securities other than the Class A Common Stock of the Company, and the Company may require as a condition of any such registration or qualification that any Stock to be included in such registration or qualification other than Class A Common Stock be converted to Class A Common Stock no later than the effective date of any registration or qualification effected pursuant to this Article III.

     3.8  Indemnification.  The Company hereby agrees to indemnify each holder
          ---------------
of Stock and each person, if any, who controls any such holder within the meaning of applicable federal and state securities laws (the "Applicable Securities Laws") against all losses, claims, damages, liabilities and expenses (under the Applicable Securities Laws or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein complete or not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder or by any underwriter through which any offering is made pursuant to any registration statement provided for under this Article III, expressly for use therein. If the offering pursuant to any registration statement provided for under this Article III is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters and each person who controls such underwriters within the meaning of the Applicable Securities Laws to the same extent as hereinabove provided with respect to the indemnification of the holders of Stock, provided that such underwriters shall to the same extent indemnify the Company and each holder of Stock included in such offering in connection with information furnished by such underwriters expressly for use in the related registration statement. In connection with any registration statement in which a holder of Stock is participating, each such holder will furnish to the Company in writing such information as shall reasonably be requested by the Company for use in any such registration statement or prospectus and will indemnify the Company, its directors and officers, each person, if any, who controls the Company within the meaning of the Applicable Securities Laws, such underwriters and each person who controls such underwriters within the meaning of the Applicable Securities Laws, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus and necessary to make the statements therein complete or not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by such holder expressly for use therein; provided, that the indemnification by any Stockholder under this Section 3.8 shall be limited to the amount of the proceeds to the Stockholder from the public offering pursuant to such registration statement; provided further that the indemnification and contribution obligations of the Stockholders contained in any underwriting agreement shall be no greater than those contained in this Section 3.8.

     3.9  Rule 144 Requirements.  At all times when the Company is subject to
          ---------------------
the reporting requirements of either Section 13 or Section 15(d) of the 1934 Act, it will file with the

Commission such information as the Commission may require under either of said Sections, and shall take all action as may be required as a condition to the availability of Rule 144 under the 1933 Act (or any successor exemptive rule hereinafter in effect) for sales of the Stock. The Company shall furnish to any holder of the Stock, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144.

     3.10 Action Under State Laws.  The Company shall use its best efforts to
          -----------------------
register or qualify the securities covered by a registration statement which includes Stock under the securities or blue sky laws of such jurisdictions as each selling holder of Stock shall reasonably request, and do any and all other acts and things as may be necessary or advisable to enable such holder to consummate the disposition of the securities in such jurisdiction, but in no event shall the provisions of this Article III be deemed to require the Company to register or qualify as a foreign corporation or as a broker or dealer or to subject itself generally to service of process in any jurisdiction.

                             ARTICLE IV.  OPTIONS.

     4.1  Future Grant of Options.
          -----------------------

          (a) If, while there are any shares of Class D Preferred Stock outstanding, the Company shall at any time propose to issue any additional shares ("New Shares") of Common Stock at a price per share ("New Price") less than $9.00 per share (as adjusted to reflect equitably any subdivision or combination of shares or the paying of a stock dividend or any similar adjustment or recapitalization involving the Common Stock) (such price per share, as so adjusted, being referred to herein as the "Applicable Conversion Value"), as then in effect, then each Stockholder then holding shares of Class D Preferred Stock (or affiliate thereof) who purchases any of the New Shares (the "Participating Purchaser") shall receive an option exercisable upon the closing of the sale of the New Shares to require the Company to sell to such Participating Purchaser a number of shares of Class A Common Stock of the Company at an exercise price of $.01 per share, which number of shares shall equal the number of New Shares issued to such Participating Purchaser less the number of New Shares which the net aggregate consideration received by the Company for the New Shares purchased by such Participating Purchaser would purchase at the Applicable Conversion Value of the Class D Preferred Stock held by such Participating Purchaser as in effect immediately prior to the issuance of the New Shares; provided, however, that, if the cumulative purchase price
                   --------  -------
paid by any Participating Purchaser for all New Shares purchased by such Participating Purchaser shall exceed the product obtained by multiplying the number of shares of Class D Preferred Stock held by such Participating Purchaser by $9.00, then such Purchaser shall have no rights pursuant to this Article IX with respect to such excess; and provided, further, that if any Stockholder is
                                 --------  -------
not offered the option to purchase New Shares in a number proportionate, as compared to the total number of New Shares being offered, to the portion of the aggregate number of shares of Class D Preferred Stock and Class E Preferred Stock being acquired by such Stockholder pursuant to the Convertible Subordinated Demand Notes described in Section 1.8(a), the Reorganization Agreement and the Class D and Class E Preferred Stock Purchase Agreement dated as of the date hereof among the Company and certain investors, then for purpose of this Article IV, such

Stockholder shall be deemed to be a Participating Purchaser and to have purchased such number of New Shares as is so proportionate, irrespective of the number of New Shares actually purchased by such Stockholder.

          (b) The provisions of this Article IV shall terminate on August 31, 1990.

          (c) The issuance of Class D Preferred Stock pursuant to the Convertible Subordinated Demand Notes (described in Section 1.10(a) hereof) and/or the Reorganization Agreement, the adjustments pursuant to subparagraph
(i)(e) or (ii)(e) of Paragraph D of Article IV of the Company's Certificate of Incorporation, the issuance of any shares of Common Stock upon exercise of the warrants issued pursuant to a certain Note and Warrant Purchase Agreement dated as of October 16, 1987, among the Company and certain investors, the issuance of Class D Preferred Stock on conversion of the Notes, the issuance of Merger Common Stock by the Company, the issuance of Common Stock upon the conversion of any Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock or Class E Preferred Stock, the issuance and exercise of any options under any Stock Plan of the Company which has been approved by stockholders of the Company within one year of adoption, the 1984 Options, the 1985 Options, the 1987 Options, the 1988 Options and the 1988 E Options and the issuance of any shares of any class of Common Stock in exchange for a like number of shares of any other class of Common Stock shall not be deemed an issuance of additional shares of Common Stock and shall have no effect on the options arising under this Article IV.

          (d) For the purposes of Section 4.1(a) above and except as provided in Section 4.1(c) above, the issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities (other than Common Stock) convertible into shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Applicable Conversion Value at the time of such issuance and, except as hereinafter provided, an option shall arise upon each such issuance in the manner provided in paragraph (a) of this Section 4.1; provided, however, that
                                                      --------  -------
any option arising under this Section 4.1 with respect to warrants, options, subscription or purchase rights or convertible securities shall remain outstanding so long as such warrants, options, subscription or purchase rights or convertible securities are outstanding, and shall become exercisable only upon and to the extent of, the exercise or conversion of such warrants, options, subscription or purchase rights or convertible securities. No further option shall arise under this Section 4.1 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any option shall previously have arisen upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrant, options or any rights therefor) as above provided. Any option arising with respect to this paragraph (d) which relates to warrants, options or other subscription or purchase rights or convertible securities with respect to shares of Common Stock shall be terminated if, as, and when such warrants, options or other subscription or purchase rights or convertible securities expire or are cancelled or redeemed without being exercised. For purposes of this paragraph (d), the Net Consideration Per Share received by the Company shall be determined as follows:

               (A) "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible securities were exercise or converted.

               (B) The Net Consideration Per Share received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights, or convertible securities without giving effect to any possible future price adjustments or rate adjustment which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible securities. The occurrence of such a price adjustment or rate adjustment shall be deemed to be the issuance of a new security subject to the provisions of this Article IV.

     4.2  Exercise of Option.  All options arising under this Article IV shall
          ------------------
be exercisable by delivery of written notice to the Company, which notice shall specify the number of shares of Common Stock that shall be sold by the Company. The closing of any purchase and sale pursuant to this provision shall be held at the same time and place as the closing of the sale of the New Shares except that, with respect to options arising under this Article IV by reason of the issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible securities) the closing shall be held at the same time and place as the closing of the exercise or conversion of such warrants, options, subscription or purchase rights or convertible securities, as described in Section 4.1(d), and the purchase price shall be paid by delivery at such closing of a check in the full amount of such purchase price.

     4.3  Reservation of Shares.  The Company shall at all times reserve and
          ---------------------
keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the exercise of the options arising under Section 4.1, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the exercise of all outstanding options arising under Section 4.1, and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the exercise of all then outstanding options arising under Section 4.1, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

     4.4  Notice of Option.  In each case of an option arising under Section
          ----------------
4.1, the Company will furnish each Stockholder receiving such an option a certificate showing such option, and stating in detail the facts upon which such option is based.

                          ARTICLE V.  MISCELLANEOUS.

     5.1  Notices.  All notices to a party hereunder shall be deemed to have
          -------
been adequately given if delivered in person or mailed, certified mail, return receipt requested, to such party at its address set forth below (or such other address as it may from time to time designate in writing to the other parties hereto).

   The Company:  Adra Systems, Inc.
     59 Technology Drive
     Lowell, Massachusetts 01851

   With a copy to:  William B. Simmons, Jr., Esq.
     Testa, Hurwitz & Thibeault
     53 State Street
     Boston, Massachusetts 02109

   The Stockholders: To their respective addresses as shown on Exhibit A hereto

   With copies to:  John E. Beard, Esq.
     Ropes & Gray
     225 Franklin Street
     Boston, Massachusetts 02110

     David J. Schwartz, Esq.
     Debevoise & Plimpton
     875 Third Avenue
     New York, New York 10022

     H. Kenneth Fish, Esq.
     Foley, Hoag & Eliot
     One Post Office Square
     Boston, Massachusetts 02109

     And to: Howard A. Shapiro, Esq.
     Proskauer, Rose, Goetz & Mendelsohn
     300 Park Avenue
     New York, New York 10022

     5.2  No Waiver; Amendments.  No failure to exercise and no delay in
          ---------------------
exercising, on the part of any Stockholder, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. Any term, covenant, agreement or condition of this Agreement may be amended and only by a writing signed by the Company and by Stockholders then holding a majority of the aggregate outstanding shares of Class A Preferred Stock, Common Stock issued upon conversion of Class A Preferred Stock, Class B Preferred Stock, Common Stock issued upon conversion of Class B Preferred Stock, Class C Preferred Stock, Common Stock issued upon conversion of Class C Preferred Stock, Class D Preferred Stock, Common Stock issued upon conversion of Class D Preferred Stock, Class E Preferred Stock, Common Stock issued upon conversion of Class E Preferred Stock, the Merger Common Stock and any Common Stock issued upon conversion of any Common Stock described herein, all voting together as a single class; provided, that amendment to Article IV hereof shall also require a writing signed by a majority of the outstanding shares of Class D Preferred Stock. For purposes of this Section 5.2, each share of any class of preferred stock shall be deemed equivalent to the number of shares of Common Stock into which such share of preferred stock could then be converted. No amendment shall be made to this Section 5.2 without the written consent of the holders of all of the Stock at the time outstanding. No waiver of any term or provision hereof shall be effective unless made in the same manner as an amendment of such term or provision.

     5.3  Survival of Agreements, etc.  All agreements, representations and
          ---------------------------
warranties contained herein or made in writing by or on behalf of the Company or the Stockholders in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, the closing contemplated under the Reorganization Agreement and any investigation at any time made by or on behalf of any Stockholder.

     5.4  Construction.  This Agreement shall be governed by and construed in
          ------------
accordance with the laws of The Commonwealth of Massachusetts. The description headings of the several sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     5.5  Binding Effect and Benefits.  This Agreement shall be binding upon and
          ---------------------------
shall inure to the benefit of the parties and their respective heirs, successors and assigns, including assignees of the Stock (other than persons acquiring shares of Stock (i) in an underwritten public offering or (ii) in a transaction pursuant to Rule 144 under the 1933 Act after the Company's initial underwritten public offering). It is expressly contemplated that, without limiting the general right of any Stockholder to assign its rights herein, all of the rights and obligations of a holder of Stock set forth in Article III hereof shall devolve upon any subsequent holder of Stock originally issued to a Stockholder without specific assignment and assumption thereof. The parties hereto understand and agree that DSV Partners III and DSV Partners IV are limited partnerships formed under the laws of the State of New Jersey, that the limited partners of neither DSV Partners III nor DSV Partners IV will be liable for any liabilities of either DSV Partners III or DSV Partners IV, as the case may be, nor will they be required to perform any of the obligations of either DSV Partners III or DSV Partners IV, as the case may be, pursuant to this Agreement and that neither the Company, nor the shareholders or officers of the Company will seek to enforce such liabilities and/or obligations or otherwise seek relief with respect thereto against such limited partners.

     5.6  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original.

     5.7  Severability of Provisions.  Any provision of this Agreement which is
          --------------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


           [The remainder of this page is intentionally left blank].

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

ADRA SYSTEMS, INC.                       STOCKHOLDERS:
[CORPORATE SEAL]



By: /s/ Authorized Signatory
   -------------------------
  Title:  President
                                    MORGAN CAPITAL CORPORATION

                                    By: J. P.MORGAN & CO.
                                        INCORPORATED as agent
                                        for Morgan Capital
                                        Corporation

                                    By:   /s/ Authorized Signatory
                                          ------------------------

                                    JOHN HANCOCK VENTURE CAPITAL
                                    FUND LIMITED PARTNERSHIP

                                    By:  Its General Partner,
                                        John Hancock Venture Capital
                                        Management, Inc.

                                    By:   /s/ Authorized Signatory
                                          ------------------------


                                    EVERGREEN I LIMITED PARTNERSHIP

                                    By its general partner,
                                          Back Bay Partners L.P.

                                    By one of its general partners,
                                          John Hancock Venture Capital
                                           Management Inc.

                                    By    /s/ Authorized Signatory
                                          ------------------------
                                          Title:

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                                        KOFFLER FAMILY GROWTH PORTFOLIO


                                        By:  /s/ Authorized Signatory
                                             -----------------------------


                                        BERKSHIRE PARTNERS II, L.P.


                                        By:  /s/ Authorized Signatory
                                             -----------------------------
                                             Title:  Managing Gen. Partner



                                        MORGAN, HOLLAND FUND, L.P.

                                        By its general partner,
                                             Morgan, Holland Partners


By: /s/ Authorized Signatory              By:  /s/ James F. Morgan
   --------------------------------          -----------------------------
 Title:                                      Title: MGP


                                        THE GOLDER THOMA FUND


                                        By:  /s/ Authorized Signatory
                                             -----------------------------
                                             Title: General Partner

                                        AMERICAN RESEARCH &
                                         DEVELOPMENT I, L.P.

                                        By its general partner
                                             ARD Partners I, L.P.

                                        By:  /s/ Authorized Signatory
                                             -----------------------------
                                             Title:

                   [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                              NEW COURT PARTNERS

                              By its managing partner,
                              OneRock Associates


                              By:  /s/ Authorized Signatory
                                   ----------------------------
                                   Title

                              ARROW CAPITAL, N.V.


                              By:  /s/ Authorized Signatory
                                   ----------------------------
                                   Attorney-in Fact under P/O/A
                                   dated 2/1/88

                              ARROW PARTNERS C.V.


                              By:  /s/ Authorized Signatory
                                   ----------------------------
                                   Attorney-in Fact under P/O/A
                                   dated 2/1/88

                              ROTHSCHILD INC., as Agent


                              By:  /s/ James J. O'Neill
                                   ----------------------------
                                   Title:

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                              VENTURE FOUNDERS 1983
                                LIMITED PARTNERSHIP

                              By its general partner,
                                   Venture Management
                                    Limited Partnership


                              By:  /s/ Authorized Signatory
                                   ----------------------------
                                   Title:

                              VENTURE FOUNDERS CAPITAL
                                LIMITED PARTNERSHIP

                              By its general partner,
                                   Venture Founders Partners
                                    Limited Partnership


                              By:  /s/ Authorized Signatory
                                   ----------------------------
                                   Title:

                              OXFORD VENTURE FUND II
                                LIMITED PARTNERSHIP

                              By its general partner
                                   Oxford Partners II


                              By:  /s/ Authorized Signatory
                                   ----------------------------
                                   Title:

                              OXFORD VENTURE FUND III,
                                LIMITED PARTNERSHIP

                              By its general partner,
                                   Oxford Partners III,
                                    Limited Partnership

                              By:  /s/ Authorized Signatory
                                   ----------------------------
                                   Title:

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]



                              DSV PARTNERS III L.P.


                              By:  /s/ Authorized Signatory
                                   ------------------------
                                   Title: General Partner

                              DSV PARTNERS IV L.P.


                              By:  Authorized Signatory
                                   ------------------------
                                   Title:

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                              /s/ Richard J. Testa
                              --------------------------
                              Richard J. Testa


                              /s/ Richard N. Spann
                              --------------------------
                              Richard N. Spann


                              /s/ Frank A. Mason
                              --------------------------
                              Frank A. Mason


                              /s/ William T. Mason
                              --------------------------
                              William T. Mason


                              /s/ Thayer Francis, Jr.
                              --------------------------
                              Thayer Francis, Jr.


                              Merger Stockholders:

                              A.T. VENTURE INVESTMENTS, a division of
                              Ameritrust Corporation

                              By


                                   By:  /s/ Robert C. Salipante
                                        ---------------------------------
                                        Title:  Executive Vice President


                              ACCEL CAPITAL L.P.

                              By


                                   By:  /s/ Authorized Signatory
                                        ---------------------------------
                                        Title:

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                              ACCEL CAPITAL (INTERNATIONAL) L.P.

                              By

                                   /s/ Authorized Signatory
                                   -----------------------------
                                   Title:


                              /s/ Frederick R. Adler
                              ----------------------------------
                              Frederick R. Adler


                              ASEA-Harvest Partners I

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              BNP VENTURE CAPITAL CORPORATION

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title: President


                              BOHLEN CAPITAL CORP.

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              /s/ Mitchell Dann
                              ----------------------------------
                              Mitchell Dann

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]

                              ELLMORE C. PATTERSON PARTNERS

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              ELRON TECHNOLOGIES, INC.


                              By:  /s/ Authorized Signatory
                                   -----------------------------
                                   Title: President


                              EUROPEAN DEVELOPMENT
                              CAPITAL CORP. N.V.

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:

                              FAIRFIELD VENTURE CAPITAL
                              FUND L.P.

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              IAI VENTURE PARTNERS

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                              MONTGOMERY BRIDGE FUND II, L.P.

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              MONTGOMERY BRIDGE INVESTMENTS
                              LIMITED

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              MONTGOMERY PRIVATE INVESTMENTS
                              PARTNERSHIP

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              NORDIC INVESTORS, LTD.

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                              NORO CAPITAL LTD.

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              NORO VENTURE PARTNERS IV

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:

                              IAI STOCK FUND, INC.

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:

                              OVERSEAS VENTURE CAPITAL, LTD.

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:

                              /s/ Arthur C. Patterson
                              ----------------------------------
                              Arthur C. Patterson


                              /s/ Douglas R. Platt
                              ----------------------------------
                              Douglas R. Platt

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                              /s/ Yuval Almog
                              ----------------------------------
                              Yuval Almog


                              PROCORDIA HARVEST PARTNERS I

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              /s/ Noel R. Rahn
                              ----------------------------------
                              Noel R. Rahn


                              767 VCI VENTURES NV

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              SWARTZ FAMILY PARTNERSHIP

                              By

                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              /s/ James R. Swartz
                              ----------------------------------
                              James R. Swartz


                              /s/ Kenneth Thorson
                              ----------------------------------
                              Kenneth Thorson

                  [Registration Rights, Restricted Stock and
                    Stock Option Agreement Signature Pages]


                              VENAD II

                              By Adler & Company


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              VENAD III

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              VENAD IV

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:


                              VENAD IV-A

                              By


                                   By:  /s/ Authorized Signatory
                                        ------------------------
                                        Title:

                              /s/ Stephen P. Weisbrod
                              ----------------------------------
                              Stephen P. Weisbrod


                              /s/ Carlos Zorea
                              ----------------------------------
                              Carlos Zorea

                                   EXHIBIT A
                                   ---------


                       Stockholders Names and Addresses